PREPAID LICENSING AND ROYALTY FEES	12 Months Ended
Dec. 31, 2018
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
PREPAID LICENSING AND ROYALTY FEES

NOTE 5. PREPAID LICENSING AND ROYALTY FEES

The following table summarizes changes to our Company’s prepaid licensing and royalty fees:

(in US$ thousands)	2016	2017	2018
Balance at beginning of year	$239	$1,020	$459
Addition	2,581	486	968
Amortization and usage	(416)	(1,040)	(747)
Exchange difference	2	(7)	(1)
Impairment charges (Note 6)	(1,386)	—	(244)
Balance at end of year	$1,020	$459	$435

At the end of 2016 and 2018, we recognized impairment losses of $1.4 million and $244 thousand, respectively, for the prepaid licensing and royalty fees related to certain licensed games that we stopped operating or for which the carrying amounts of the related assets were determined not to be recoverable from their expected future undiscounted cash flows.

 We have entered licensing arrangements for our digital entertainment business and in prior years, prepaid licensing and royalty fees for one of the licensed games had been fully impaired and as a result the cost became nil. In 2017, the licensor of that gaming development company reached an agreement with us to terminate the license by compensating us in the amount of $1.75 million and accordingly, we have recognized a gain of $1.7 million as a reduction of operating expenses in the consolidated statements of operations in 2017.